This is filed pursuant to Rule 497(e).
File Nos. 33-45328 and 811-06554.

[LOGO]                                     THE ALLIANCEBERNSTEIN BOND FUNDS
ALLIANCEBERNSTEIN  SM                 AllianceBernstein Americas Government
Investment Research and Management                       Income Trust, Inc.

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Supplement dated September 23, 2003 to the Prospectus dated March 31, 2003 of
AllianceBernstein Americas Government Income Trust, Inc. (the "Fund") that offers the Class A, B, C and Advisor Class shares of the Fund. This Supplement supersedes certain information under the heading "Management of the Portfolios--Portfolio Managers" in the Prospectus.

Paul J. DeNoon, Douglas J. Peebles, and Michael L. Mon, are the persons primarily responsible for the day-to-day management of the Fund. Mr. Peebles and Mr. Mon replace Ivan Rudolph-Shabinsky and Sean Kelleher. Mr. Peebles is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"). He has been associated with Alliance since prior to 1998. Mr. Mon is a Vice President of ACMC. He joined Alliance in June, 1999. Prior thereto, he was a Portfolio Manager at Brundage, Story and Rose since 1998.

You should retain this Supplement with your Prospectus for future reference.

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